SUPPLEMENT DATED AUGUST 27, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR HEALTH SCIENCES PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2020 for the Health Sciences Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Management subsection, the “Sub-Adviser” section is deleted and replaced with the following:

Sub-Adviser – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Erin Xie, Managing Director	Since 2014
Xiang Liu, PhD, Director	Since 2020
Jeff Lee, Vice President	Since 2020